FEDERATED HIGH YIELD TRUST

Supplement to Prospectus dated April 30, 1998

At a meeting to be held on March 30, 1999, shareholders of the Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider the following proposals:

1.      To elect nine Trustees.

2.  To ratify the selection of the Trust's independent auditors.

3.  To make changes to the Trust's fundamental investment policies:

     (a) To amend the Trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding; and

     (b) To make non-fundamental the Trust's fundamental investment policy regarding lower-rated fixed income securities.

4. To eliminate the Trust's fundamental investment policy on investing in oil, gas, and minerals.

5. To approve or disapprove amendments and restatements of the Trust's Declaration of Trust:

     (a) To require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

     (b) To permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

                                                                January 22, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 314197104
G02547-02 (1/99)